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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   July 1, 1998

                             METAL MANAGEMENT, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          0-14836                                        94-2835068
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(Commission File Number)                    (I.R.S. Employer Identification No.)




500 N. Dearborn Street, Suite 405 Chicago, IL                           60610
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (312) 645-0700
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On July 1, 1998 (the "Closing Date"), Metal Management, Inc. ("MTLM") completed the acquisition (the "Acquisition") of Naporano Iron & Metal Co. ("Naporano"), a New Jersey corporation and Nimco Shredding Co. ("NIMCO"), a New Jersey corporation (collectively, the "Companies"). Pursuant to a Stock Purchase Agreement ("Agreement") dated May 24 ,1998 by and among MTLM and the shareholders of the Companies (the "Sellers"), MTLM purchased all of the issued and outstanding shares of common stock of Naporano and NIMCO (collectively, the "Shares"). Aggregate consideration paid by MTLM was $84,000,000 cash and 1,938,879 shares of MTLM common stock. MTLM funded the cash portion of the consideration through $75,000,000 of borrowings under MTLM's senior credit facility with BT Commercial Corporation, as agent and $9,000,000 from existing working capital.

     In connection with the Acquisition, Joseph F. Naporano entered into an initial one-year employment agreement with MTLM and will be nominated to serve on the Board of Directors of MTLM. MTLM and the Sellers entered into a Registration Rights Agreement with the Sellers under which MTLM is required to prepare and file a registration statement on Form S-3 covering the resale of up to one-half of the Shares issued by MTLM as part of the Acquisition within 30 days of the Closing Date.

         Copies of the Agreement, the Registration Rights Agreement and the press release issued by MTLM in connection with the Acquisition are attached as exhibits hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Financial Statements

         (a) Financial Statements. To be filed by amendment to this Form 8-K within 60 days.

         (c) Exhibits.

             Exhibit  2.1   Stock Purchase Agreement.
             Exhibit 10.1   Registration Rights Agreement.
             Exhibit 99.1   Press Release dated July 6, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 METAL MANAGEMENT, INC.


                                                 By: /s/ David A. Carpenter
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                                                         David A. Carpenter
                                                           Vice President

Date:    July 6, 1998